UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA GREEN AGRICULTURE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 14, 2021

Dear Stockholder:

On behalf of the Board of Directors of China Green Agriculture, Inc. (the “Company” or “we”), I invite you to attend our Annual Meeting of Stockholders, to be held on August 30, 2021 at 10:00 a.m. local time (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China

On:	August 30, 2021 (August 29, 2021 US time)

Time:	10:00 a.m., local Time

The Notice of Annual Meeting of Stockholders, the proxy statement, the proxy card, and our 2020 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed proxy statement, the Annual Meeting will also be devoted to (i) the election of seven directors, (ii) ratification of the approval of our independent registered public accountants, (iii) approval of an issuance of shares of our Common Stock, as required by the rules of the NYSE, (iv) an advisory vote on the frequency of the periodic advisory vote on executive compensation, and (v) the consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote via the Internet or, if you prefer, submit by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting. You may also revoke your proxy or voter instructions before or at the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Green Agriculture, Inc. We look forward to seeing you at the Annual Meeting.

If you have any questions about the proxy statement, please contact us at China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065.

Sincerely,

/s/ Zhuoyu Li
Zhuoyu Li
Chief Executive Officer

i

CHINA GREEN AGRICULTURE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

August 30, 2021, 10:00 a.m. local time

To the Stockholders of CHINA GREEN AGRICULTURE, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Green Agriculture, Inc., a Nevada corporation (the “Company”), will be held on August 30, 2021 at 10:00 a.m., local time, at Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China. The purpose of the meeting is:

1.	To elect seven persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the appointment of SS Accounting & Auditing, Inc. (“SS”) as our independent registered public accounting firm for the fiscal year ending June 30, 2021;

3.	To approve an issuance of shares of our Common Stock, as required by the rules of the NYSE;

4.	To conduct an advisory vote on the frequency of the periodic advisory vote on executive compensation; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 30, 2021 (the “Record Date”), are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof. In accordance with the rules of the Securities and Exchange Commission, we will post our proxy materials on the Internet beginning on August 9, 2021, the date we will mail Notices of Internet Availability of Proxy Materials (and, to the extent required or appropriate, full sets of proxy materials) to the holders of record and beneficial owners of our common stock as of the close of business on the Record Date.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2020 Annual Report accompanies this notice, but it is not deemed to be part of the proxy statement.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Zhuoyu Li
July 14, 2021	Zhuoyu Li, Chairman of the Board

ii

CHINA GREEN AGRICULTURE, INC.
3rd Floor, Borough A, Block A. No. 181
South Taibai Road, Xi’an, Shaanxi Province

People’s Republic of China 710065

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Green Agriculture, Inc., a Nevada corporation (the “Company” or “we”), for our Annual Meeting of Stockholders for the fiscal year ended June 30, 2020 (the “Annual Meeting”). The Annual Meeting will be held on August 30, 2021, at 10:00 a.m. local Time, and at any adjournment(s) or postponement(s) thereof, at Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China.

The date on which the proxy statement and form of proxy card are intended to be sent or made available to stockholders is August 9, 2021.

The purposes of the Annual Meeting are to seek stockholder approval of the following proposals: (i) electing seven (7) directors to our Board of Directors (the “Board”), (ii) ratification of the selection of SS Accounting & Auditing, Inc as our independent registered public accounting firm for the fiscal year ending June 30, 2021, (iii) approval of an issuance of shares of our Common Stock, as required by the rules of the NYSE, and (iv) an advisory vote on the frequency of the periodic advisory vote on executive compensation. We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

Only stockholders of record of our common stock, par value $.001 per share, as of the close of business on July 30, 2021 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at our executive offices located at 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China, 710065, by contacting our Chief Financial Officer.

Consistent with our bylaws, the presence, in person or by proxy, of at least a one-third of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Assuming the presence of a quorum at the meeting:

The election of directors will be determined by a plurality of the votes cast at the meeting. This means that the seven nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

The ratification of the appointment of our independent registered public accounting firm, the approval of the issuance of shares of our Common Stock as required by the rules of the NYSE, and the advisory vote on frequency of the periodic advisory vote on executive compensation, each requires the affirmative vote of the majority of the votes cast at the meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on these proposals.

With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or SRO rules, including the NYSE MKT, on which our common stock is listed, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

While the election of directors is a non-routine matter, directors are elected by a plurality of the votes cast, which means that the seven nominees receiving the highest number of votes will be elected. As a result, broker non-votes have no effect on the election.

As of July 30, 2021, we had issued and outstanding 8,487,629 shares of our common stock. Each record holder of our common stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials mailed to you or your household. If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials, you can also vote by mail by completing, dating, and signing the proxy or voter instructions card and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may submit your vote over the Internet until 11:59pm, ET, on August 28, 2021. If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business on the day before the Annual Meeting.

You may also vote in person at the Annual Meeting. If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by such holder of record to obtain a valid proxy from it. You will need to bring this legal proxy with you to the Annual Meeting to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted as follows:

(i) FOR the election of the nominees for the directors named in this proxy statement;

(ii) IN FAVOR of ratification of the auditors;

(iii) IN FAVOR of the issuance of shares of our Common Stock as required by the rules of the NYSE; and

(iv) IN FAVOR of three (3) years for the frequency of advisory votes on executive compensation (on an advisory basis.)

In addition, if other matters come before the Annual Meeting, the person named in the accompanying form of proxy will vote in accordance with his best judgment with respect to such matters.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke your proxy and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials. You may also revoke your proxy by mail by requesting a copy be mailed to you, executing a subsequently dated proxy or voter instructions card, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States. You may also revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the meeting will not revoke a proxy or voter instructions. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59 pm, ET, on August 28, 2021. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business on the day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

We will pay the expenses relating to the solicitation of proxies. We may solicit proxies by mail, and our officers and employees may solicit proxies personally or by telephone and will receive no extra compensation from such activities. We will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the 2020 Annual Report, this proxy statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2020 Annual Report, this proxy statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our annual report, proxy statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our annual report, proxy statement, and Notice of Internet Availability of Proxy Materials for our future stockholder meetings, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except to the extent that a director is named as a nominee for election to the Board.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors shall be comprised of not less than one (1) director nor more than nine (9) directors, and directors are elected annually at the annual stockholders meeting. The Board of Directors is currently comprised of six (6) directors and will be comprised of seven (7) directors effective immediately following the election if all the nominees are elected.

The Board of Directors has nominated for election seven (7) persons as directors. Five (5) out of the seven (7) nominees currently serve as our directors. Two (2) nominees are nominated for the first time as candidates to join the Board. All the nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the proxyholder will vote for a substitute designated by the current Board of Directors. We are not aware of any nominee who will be unable or who will decline to serve as a director.

Directors Nominees

Director Nominee	Position/Title	Age*	Director Since

Zhuoyu Li	Chairman of the Board of Directors	29	2017

Jian Huang	Director	32	Nomination for the first time

Xiaolai Li	Director	49	Nomination for the first time

Shiyu Zhang	Director	27	April 2021
	Compensation Committee Member
	Audit Committee Member
	Nominating Committee Member

Daqing Zhu	Director	56	2017
	Chairman of the Audit Committee
	Compensation Committee Member
	Nominating Committee Member

Lianfu Liu	Director	82	2007
	Chairman of the Nominating Committee
	Compensation Committee Member
	Audit Committee Member

Jinjun Lu	Director	48	2017
	Chairman of the Compensation Committee
	Audit Committee Member
	Nominating Committee Member

*	As of the date of this proxy statement.

For information as to the shares of our common stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management”, and as to other Board matters, see the section “Board Information.”

The following are biographical summaries for our nominees for election as directors:

Zhuoyu Li, Chairman of the Board of Directors and Chief Executive Officer since 2017. Mr. Li was President of the Company until the death of his father, Tao Li, in December 2017, at which time he was appointed to serve as Chairman of the Board of Directors and Chief Executive Officer Mr. Li has six years of experience in agricultural industry. Prior to joining the Company, Mr. Li has served as Chief Operating Officer at the Company’s affiliate, 900LH.com Food Co., Ltd. (“900LH.com”) since January 2016. From January 2015 to January 2016, Mr. Li served as a senior manager at the international department of 900LH.com, where he helped to develop the international market. Mr. Li served as a senior manager at the customer center of 900LH.com from March 2013 through January 2015. He studied business at the University of Auckland in 2012. We believe Mr. Li’s practical experience from serving as President of the Company and with 900LH.com qualify him to serve as Chairman of the Board of Directors of the Company.

Jian Huang, Director. Mr. Huang is an experienced investor in blockchains and crypto currencies. He was the founder of ChainVC, a digital asset fund focusing on the blockchain industry, and invested in a series of blockchain companies and digital asset funds including BitFund. Mr. Huang received an EMBA degree from Guanghua School of Management of Peking University.

Xiaolai Li, Director. Mr. Li is the founding partner of INBlockchain Inc., a venture capital based in Beijing, China with a focus on blockchain assets. He has invested early-stage numerous blockchain projects, including Invictus Capital, Sia, ZCash, Steemit, EOS.io, and MoibileCoin. Mr. Li has managed multiple digital assets funds, including BitFund from 2013 to 2015. Mr. Li holds Bachelor of Arts degree in accounting from Changchun University.

Shiyu Zhang, Director, Audit Committee Member, Compensation Committee Member and Nominating Committee Member. Mr. Zhang is a seasoned developer and entrepreneur in the blockchain industry. He had worked at Lino, a startup company that created dlive.tv, a blockchain-powered live streaming platform with 9.6 million monthly active users. In Lino, Mr. Zhang led a team in designing and developing state-of-art blockchain systems. Lino raised over $20 million early investments from established investors including ZhenFund and first-tier crypto venture funds. dlive.tv was acquired by BitTorrent in December 2019. Mr. Zhang holds a Bachelor of Arts degree in mathematics with minor in computer science from New York University.

Daqing Zhu, Director, Chairman of the Audit Committee, Compensation Committee Member and Nominating Committee Member. Mr. Zhu has served as the president of Shaanxi Aisuo Consulting Co. Ltd., a company specializing in providing professional management and finance services, since 2014. In 2004, Mr. Zhu founded Shaanxi Xintianyou Auto Dealership Co. Ltd, a dealership of auto sales and services for various brands, including BYD Auto, and had served as its CEO and Chairman of the Board until 2014. In addition to founding and developing commercial businesses, Mr. Zhu had also worked in the public sector since the 1990s. His public administration experience includes working at various agencies and offices of the Shaanxi provincial government from 1990 to 2004. Earlier in his career, in the 1980’s, Mr. Zhu was a corporate banking officer at Industrial and Commercial Bank of China in Xi’an. As the corporate leader with responsibility for all aspects of business management, Mr. Zhu has executive level experience in financial management, internal control, marketing to individuals and small businesses, sales, customer care, operations, product management, electronic commerce, financial services, executive compensation, strategic planning, technology, and mergers and acquisitions.

Lianfu Liu, Director, Chairman of Nominating Committee, Audit Committee Member and Compensation Committee Member. Mr. Liu has served as a director of our company since December 26, 2007. Mr. Liu has served as the Chairman of the China Green Food Association since 1998. From 1992 to 1998, Mr. Liu was a Director and Senior Engineer for the China Green Food Development Center. Prior to that, Mr. Liu was a Vice Director of the PRC Ministry of Agriculture. Mr. Liu graduated from Beijing Forestry University and studied soil conservation. We believe Mr. Liu’s experience in the agricultural industry in the PRC allows him to bring a unique perspective as an independent director of our company.

Jinjun Lu, Director, Chairman of Compensation Committee, Audit Committee Member and Nominating Committee Member. Mr. Lu is the co-founder of Shaanxi Jinfenghui Technology Co. Ltd (“Jinfenghui”) since he started in 2014. Drawing on years of entrepreneurial experience, Mr. Lu plans to grow Jinfenghui into one of the largest mobile terminal device manufacturers in northwestern China. At Jinfenghui, Mr. Lu oversees corporate growth plans, budgets capital expenditures, seeks investment funds, and designs marketing strategies for Jinfenghui products to penetrate target markets. Before founding Jinfenghui, in 1998 he founded Xinjiang Yongan Engineering Co. Ltd in Xinjiang Uyghur Autonomous Region, a provincial-level autonomous region of China in the northwest of the country. Earlier in the 1990s, Mr. Lu began his entrepreneurship career as a distributor for Lining-branded garment products in Henan Province, which he grew into the largest wholesale venture for Lining in the region. As a founder of several enterprises and a seasoned entrepreneur, Mr. Lu not only has executive experience in strategic management, marketing and sales, and technology, but also brings his experience as a founder from different industries.

Retiring Directors

Ale Fan is not standing for re-election at the 2021 annual meeting. Effective upon the election of directors at the Annual Meeting, the number of directors constituting the Board will increase from six (6) to seven (7).

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

The Board of Directors unanimously recommends that you vote “FOR” these nominees.

EXECUTIVE OFFICERS OF THE COMPANY

Executive Officers	Position/Title	Age*

Zhuoyu Li	Chief Executive Officer	29

Yongcheng Yang	Chief Financial Officer	56

*	As of the date of this proxy statement.

The following is the biographical summary of our executive officers, other than Mr. Zhuoyu Li’s biographical summary which is set forth above with the director nominees.

Mr. Zhuoyu Li. Please see description of Mr. Li under “Election of Directors,” above.

Yongcheng Yang. Mr. Yang has served as the Chief Financial Officer of our company since 2017. He served as Senior Vice President of Finance since January 2016. Before that, Mr. Yang served as the chief financial officer of the Company’s wholly owned subsidiary, Beijing Gufeng Chemical Products Co., Ltd. (“Gufeng”) since July 2010. Earlier, Mr. Yang had served various senior, and executive level positions in finance for the Company and the Company’s affiliate, Xi’an Techteam Investment Holding (Group) Co., Ltd, since 2002. Mr. Yang started his career in accounting and finance at Shaanxi Weidong Chemistry Co., Ltd from 1989 to 2002. Mr. Yang graduated from Xi’an Jiaotong University in 1989 with his Bachelor’s degree in accounting.

The Board has determined that Mr. Yang is qualified for the position considering his accounting education, career history, and management experience in the company and industry.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 30, 2021, the record date, with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group.

As of July 30, 2021, an aggregate of 8,487,629 shares of our common stock were outstanding.

Title of Class	Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership		Percent of Class(2)

	Greater Than 5% Stockholders

Common Stock	Zhuoyu Li	971,891	(3)	11.45%

	Directors and Executive Officers

Common Stock	Zhuoyu Li Chief Executive Officer and Chairman of the Board	971,891	(3)	11.45%

Common Stock	Jian Huang Director	0		—	*

Common Stock	Xiaolai Li Director	0		—	*

Common Stock	Shiyu Zhang Director	0		—	*

Common Stock	Daqing Zhu Director	0		—	*

Common Stock	Jinjun Lu Director	0		—	*

Common Stock	Lianfu Liu Director	10,083		0.12	%*

	All executive officers and directors as a group	981,974		11.57%

*	Represents a percentage that is less than 1%.

(1)	Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065.

(2)	In determining the percent of common stock owned by the beneficial owners, (a) the numerator is the number of shares of common stock beneficially owned by such owner, including shares the beneficial ownership of which may be acquired, within 60 days upon the exercise of the options, if any, held by the owner; and (b) the denominator is the sum of (i) the total 8,487,629 shares of common stock outstanding as of the Proxy Date, and (ii) the number of shares underlying the options, which such owner has the right to acquire upon the exercise of the options within 60 days (for those who have options), if any.

(3)	Includes 880,442 shares that Mr. Zhuoyu Li inherited from the estate of his father, Mr. Tao Li, of which 41,449 shares were held by Mr. Zhuoyu Li’s mother.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our principal executive officer, our principal financial officer, and our other executive officers whose total compensation exceeded $100,000 during the fiscal year ended June 30, 2020. Accordingly, our “Named Executive Officers” are Mr. Zhuoyu Li, our Chairman, and Chief Executive Officer and Mr. Yongcheng Yang, our Chief Financial Officer.

Our Board established the Compensation Committee to assist with the analysis and determination of the compensation structure for our executive officers. Our Compensation Committee, consisting of three independent directors, reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation for our executive officers. Typically, management recommends to the Compensation Committee compensation package proposals based on prevailing compensation standards in our industry, which in turn reviews and approves such proposals. Our Compensation Committee may consult with the executive officers to form consensus on such packages. Our executive officers may discuss any disagreements and needed amendment to such proposals with our Compensation Committee before such proposals are finalized and approved by the Compensation Committee.

Compensation Objectives

Our compensation objectives are as follows:

●	We strive to provide competitive executive compensation programs that will help to attract highly qualified individual’s necessary for our continued growth. Once an executive is hired, our goal is to retain and motivate them to achieve higher levels of performance and be appropriately rewarded for that effort.

●

Compensation and benefits are competitive with the local labor markets in which we compete and focus also will be given to companies that operate in the agriculture, feed, and fertilizer industries. Peer companies will typically have annual revenues that are one-half to double that of us, for the purposes of compensation benchmarking.

●	We provide an executive compensation package consisting of base salary, incentives (short term & long term), and benefits that are consistent with similar positions at our recognized competitors. Each component addresses individual and company performance with a focus on long-term profitable growth and stockholder return, competitive conditions, and our overall financial performance.

●	All compensation programs are administered without regard to race, religion, national origin, color, sex, age, or disability, and adhere to all local laws and regulations.

Elements of Compensation

Base Salary

Our approach is to pay our executives a base salary that is competitive with those of other executive officers in similar positions and with similar responsibilities in our peer group of competitive companies. We believe that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance.

Stock-Based Awards under the Equity Incentive Plan

In addition to base salary, the other key component of executive compensation we provide to our Named Executive Officers is equity-based compensation. In October 2009, our Board adopted our 2009 Equity Incentive Plan (the “Plan”), which was approved by our shareholders at our annual shareholders meeting in December 2009. The Plan gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our Board or the board of directors of any of our subsidiaries. The Board and the Compensation Committee believe the ability to grant restricted stock, stock options and make other stock-based awards under the Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success.

Employee Stock Purchase Plan

On August 9, 2012, the Board adopted the Company’s 2012 Employee Stock Purchase Plan (the “ESPP”), which became effective as of such date. The Board adopted the Company’s Third Amended and Restated Employee Stock Purchase Plan (the “Restated ESPP”) on May 15, 2015. The Restated ESPP reserved a total of 3,750,000 shares of Common Stock, including 1,250,000 shares of Common Stock that was increased the third time. Stockholder approval is not required with respect to the issuance under the ESPP pursuant to Sections 303A.08 or 312.03 of the NYSE Listed Company Manuel. The ESPP has been delegated to be administered by the Compensation Committee since October 19, 2012. Any employee of the Company or any parent (if any) and subsidiary corporation of the Company (the “Affiliate”), who is not a natural person resident in the United States, who has been in the employ of the Company or any Affiliate for such continuous period as required by the Board preceding the grant of rights under the ESPP is eligible to participate in the ESPP during the applicable offering period, subject to administrative rules established by the Compensation Committee.

The ESPP is implemented by sequential offerings, the commencement and duration of which are determined by the Compensation Committee. The purchase price at which each share of Common Stock may be acquired in an offering period upon the exercise of all or any portion of a purchase right are established by the Compensation Committee. However, the purchase price on each purchase date shall not be less than the fair market value of a share of Common Stock on the purchase date.

During the fiscal year ended June 30, 2014, the Company issued 118,778 shares of common stock at the market price of $4.42 per share to Mr. Tao Li ($525,000 in total), then the Company’s Chairman and Chief Executive Officer under the ESPP on September 26, 2013. The Company also issued 533,165 shares of common stock at the market price of $2.35 per share to certain employees enrolled in the ESPP ($1,252,938 in total) on May 26, 2014. During the year ended June 30, 2015, the Company issued 1,362,495 shares of common stock to its employees under the ESPP for cash of $2,946,746 and the Company issued 326,483 shares of common stock to then its Chairman, Mr. Li, for cash proceeds of $626,847 under the ESPP.

Retirement or Pension Benefits

Currently, we do not provide any company sponsored retirement benefits to any employee, including the Named Executive Officers.

Deferred Compensation

We do not have any qualified or nonqualified deferred compensation plans.

Perquisites

Historically, we have provided our Named Executive Officers with minimal perquisites and other personal benefits that we believe are reasonable. We do not view perquisites as a significant component of compensation, but do believe they can be useful in attracting, motivating and retaining the executive talent for which we compete. We believe that these additional benefits assist our Named Executive Officers in performing their duties and provide time efficiencies for them. It is expected that our historical practices regarding perquisites will continue and will be subject to periodic review by our Board.

Compensation Committee Report on Executive Compensation

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our annual meeting for fiscal year ended June 30, 2020, as filed with the Commission.

The foregoing report has been furnished on December 7th, 2020, by the members of the Compensation Committee, being:

Compensation Committee of the Board of Directors
Respectfully submitted,

/s/ Jinjun Lu, Chairman of the Compensation Committee
/s/ Daqing Zhu, member of the Compensation Committee
/s/ Lianfu Liu, member of the Compensation Committee

The foregoing Compensation Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee Report by reference therein.

Summary Compensation Table — Fiscal Years Ended June 30, 2020, 2019 and 2018

The following table sets forth information concerning cash and non-cash compensation we and/or Jinong paid to our principal executive officer and our other most highly paid executive officer (the “named executive officers”) for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation more than $100,000 during each of the three fiscal years ended June 30, 2020, 2019, and 2018.

SUMMARY COMPENSATION TABLE

						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year Ended	($)	($)	(1)($)	($)	($)	($)	($)	($)

Zhuoyu Li
Chief Executive	June 30, 2020	$300,000	$120,000	—	—	—	—	—	$420,000
Officer, and Chairman	June 30, 2019	$300,000	$102,000	$	—	—	—	—	$402,000
of the Board	June 30, 2018	$300,000	$102,000	—	—	—	—	—	$402,000

Yongcheng Yang	June 30, 2020	$180,000	$63,000	—	—	—	—	—	$243,000
Chief Financial Officer	June 30, 2019	180,000	63,000	—	—	—	—	—	243,000
	June 30, 2018	$180,000	$16,800	—	—	—	—	—	196,800

(1)	The amounts reported in this column reflect the fair value on the grant date of the restricted stock awards granted to our Named Executive Officers. These values are determined by multiplying the number of shares granted by the closing price of our common stock on the trading day immediately preceding the grant date. The dollar amounts do not necessarily reflect the dollar amounts of compensation realized or that may be realized by our Named Executive Officers.

The Company has not used a compensation consultant to determine or recommend the amount or form of executive or director compensation but its management believes that its executive officer compensation package is comparable to similar businesses in our location of operations.

Grants of Plan-Based Awards

During the year ended June 30, 2020, the Company granted no plan-based equity awards to Named Executive Officers. The following table sets forth information regarding grants of awards to Named Executive Officers during the year ended June 30, 2020:

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock And Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	($)	(#)	(#)	($ /Sh)	($)(1)

Zhuoyu Li		—	—	—	—	—	—	—	—	—	—

Yongcheng Yang		—	—	—	—	—	—	—	—	—	—

(1)	With respect to the restricted stock awards, the grant date fair value is calculated by multiplying the number of shares granted by the closing price on the trading day immediately preceding the grant date.

Employment Agreements

Zhuoyu Li. Pursuant to an Employment agreement between the Company and Zhuoyu Li when he was appointed by the Board of Directors effective May 19, 2016, Mr. Li received an annual base salary of $100,000 and a bonus up to 40% for serving as the Company’s President. In addition, Mr. Li receives stock awards to be determined when the Company grants the awards to directors and officers under the Company’s 2009 Equity Incentive Plan, as amended. The initial term of the employment agreement is one year, which is automatically extended for additional one-year terms unless either party provides written notice of termination sixty (60) days prior to the end of the prior term. On December 18, 2017, following the death of Tao Li, the Company’s Board of Directors appointed the Company’s President, Mr. Zhuoyu Li, as its new Chairman and CEO. For serving as the Company’s Chairman and CEO, Mr. Zhuoyu Li receives the same compensation of Mr. Tao Li. In total, Mr. Zhuoyu Li receives an annual base salary of $300,000 with a bonus of up to 40% and stock awards under the Company’s 2009 Equity Incentive Plan.

Yongcheng Yang. Subsequent to the periods covered by this Report, on December 19, 2017, the Company entered into an Employment Agreement with Mr. Yongcheng Yang effective as of December 19, 2017. Pursuant to the terms of the Employment Agreement, Mr. Yang will serve as our Chief Financial Officer for a term of one year at an annual salary of $180,000. Mr. Yang is eligible for a yearly bonus at the discretion of our Board of Directors. The Employment Agreement will be automatically extended for additional one-year terms unless either party provides a written notice of termination sixty (60) days prior to the end of the prior term. Either party may terminate the Employment Agreement upon thirty (30) days written notice, or, at our discretion, we may terminate the Employment Agreement immediately and substitute thirty (30) days salary in lieu of written notice. In the event of a breach of the Employment Agreement by Mr. Yang, or in the event Mr. Yang is terminated for “cause” (as defined therein), the Employment Agreement may be terminated immediately without notice and without further payments.

Description of Plan Based Awards

The equity incentive awards reported in the above table entitled “Grants of Plan Based Awards” were granted under, and are subject to, the terms of our 2009 Equity Incentive Plan, as amended (the “Plan”). The Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the Plan.

With respect to all restricted stock grants disclosed herein, if we terminate the grantee’s employment or affiliation with us for any reason, all unvested portions of such restricted stock grants are forfeited. Any shares of restricted stock that do not vest for failure to meet the requisite performance targets will also be forfeited.

With respect to all non-qualified stock option grants disclosed herein, if we terminate the grantee’s employment or affiliation with us for any reason, all unvested options are forfeited. If the grantee’s employment or affiliation with us is terminated voluntarily by the grantee or by us for cause, all vested options are also terminated. In the event we terminate the grantee’s employment or affiliation with us without cause, the grantee has the lesser of ninety (90) days or the remaining term of the option to exercise any vested options. If we terminate the grantee’s employment or affiliation with us due to death or disability, the grantee has the lesser of twelve (12) months or the remaining term of the option to exercise any vested options. In the case of non-qualified options subject to performance-based vesting, any options which do not vest for failure to meet the requisite performance targets will be forfeited.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on all restricted stock and stock option awards held by our Named Executive Officers as of June 30, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Equity
Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market
								Awards:	Or
			Equity					Number	Payout
			Incentive			Number	Market	of	Value of
			Plan			of	Value of	Unearned	Unearned
			Awards:			Shares	Shares	Shares,	Shares,
	Number of	Number of	Number of			or Units	or Units	Units or	Units or
	Securities	Securities	Securities			of Stock	of Stock	Other	Other
	Underlying	Underlying	Underlying			That	That	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		Have	Have	That	That
	Options	Options	Unearned	Exercise	Option	Not	Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)

Zhuoyu Li	—	—	—	—	—	—	$—	—	$—

Yongcheng Yang	—	—	—	—	—	—	$—	—	$—

Option Exercises and Stock Vested During the Fiscal Year

OPTION EXERCISES AND STOCK VESTED DURING THE FISCAL YEAR

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Zhuoyu Li			—	—

Yongcheng Yang			—	—

Securities Authorized for Issuance Under Equity Compensation Plans

On October 27, 2009, our Board of Directors (the “Board”) adopted the Company’s 2009 Equity Incentive Plan (the “Incentive Plan”). On December 11, 2009, our stockholders approved the Incentive Plan. The Incentive Plan gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards to our employees, consultants and to non-employee members of our advisory board or our Board or the board of directors of any of our subsidiaries. On October 3, 2012, October 25, 2013 and May 15, 2015, our Board approved the amendment to increase the shares covered by the Incentive Plan by three million shares. On April 23, 2019, our Board approved the fourth amendment to increase the shares covered by the Incentive Plan by 3.9 million shares and an extension of the Plan for an additional ten years. All four amendments were approved by our stockholders on the annual meetings held on December 15, 2012, December 22, 2013, June 30, 2015, and June 22, 2019, respectively. As a result, a total of 0.37 million shares of Common Stock have been reserved under the Incentive Plan.

As of June 30, 2020, there were no outstanding options to purchase any shares of common stock granted under the Plan. Options granted in the future under the Plan are within the discretion of our Board or our compensation committee. The following table summarizes the number of shares of our common stock authorized for issuance under our equity compensation plans as of June 30, 2020.

Number of
Securities
Remaining
available for
	Number of		Future
	securities to		Issuance
	be issued	Weighted-	Under
	upon	average	Equity
	exercise	exercise	compensation
	of	price of	Plans
	outstanding	outstanding	(excluding
	options,	options,	securities
	warrants	warrants	reflected in
	and rights	and rights	column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$—	371,511
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	371,511

Director Compensation

The following table sets forth information concerning cash and non-cash compensation we paid to our directors during the fiscal year ended June 30, 2020.

	Fees				Non-
	Earned			Non-Equity	Qualified
	or			Deferred	Incentive
	Paid in	Stock	Option	Plan	Compensation	Other	All
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Daqing Zhu	$26,000	—	—	—	—	—	$26,000
Lianfu Liu	$26,000	—	—	—	—	—	$26,000
Jinjun Lu	$18,000	—	—	—	—	—	$18,000
Ale Fan	$—	—	—	—	—	—	—

The directors will also be reimbursed for all their out-of-pocket expenses in traveling to and attending meetings of the Board and committees on which they serve.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended June 30, 2020 were Messrs. Jinjun Lu, Daqing Zhu, and Lianfu Liu. During the fiscal year ended June 30, 2020:

☐	none of the members of the Compensation Committee was an officer (or former officer) or employee of our company or any of its subsidiaries;

☐	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which we were a participant and the amount involved exceeded $120,000;

☐	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on our Compensation Committee;

☐	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee; and

☐	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on our Board.

Changes in Control

The following table reflects amounts payable to our Named Executive Officers (1) assuming their employment was terminated without cause on June 30, 2020, and (2) assuming a change in control on June 30, 2020.

	Termination
	Without	Change in
Name	Cause(1)	Control(2)

Zhuoyu Li	$25,000	—

(1)	Represents the payment made pursuant to contractual agreements with the Named Executive Officer as described below in this subsection.

(2)

Amounts in this column reflect the value of unvested restricted stock that would be accelerated upon a change of control. The amounts are calculated based on the closing market price of a share of our common stock on June 29, 2020, i.e., $2.92 per share, multiplied by the number of unvested shares.

Termination Clauses in Employment Agreements

Zhuoyu Li. Pursuant to the terms of Mr. Li’s employment agreement with Jinong, Jinong may terminate Mr. Li’s employment for any reason upon 30 days prior written notice, in which case no termination payment is due. Alternatively, Jinong may terminate his employment immediately upon the payment of one month’s salary. In the case of termination for cause as defined therein, we may terminate Mr. Li’s employment immediately without pay.

2009 Equity Incentive Plan Change in Control Provisions

In the event of a change in control of our company, and except as otherwise set forth in the applicable award agreement, all unvested portions of awards shall vest immediately. Awards, whether then vested, shall be continued, assumed, or have new rights as determined by our Compensation Committee or a committee of the Board designated to administer the Plan, and restrictions to which any shares of restricted stock or any other award granted prior to the change in control are subject shall not lapse. Awards shall, where appropriate at the discretion of the Committee, receive the same distribution of our common stock on such terms as determined by the Compensation Committee. Upon a change in control, the Committee may also provide for the purchase of any awards for an amount of cash per share of common stock issuable under the award equal to the excess of the highest price per share of our common stock paid in any transaction related to a change in control of our company over the exercise price of such award.

CORPORATE GOVERNANCE

Independence of the Board of Directors

Our Board is currently composed of six (6) members. Jinjun Lu, Daqing Zhu, Lianfu Liu and Shiyu Zhang qualify as independent directors in accordance with the published listing requirements of the New York Stock Exchange (“NYSE”). The NYSE independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by NYSE rules, our Board has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us regarding each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

Board Meetings

The Board held ten meetings, by telephone, in the fiscal year ended June 30, 2020. In addition, the Board unanimously approved ten written consents on matters between meetings. During the fiscal year ended June 30, 2020, each incumbent director attended at least 75% of the aggregate number of meetings of the Board and applicable committee meetings (held during the period for which he or she was a director) on which he or she served. We do not have a formal policy regarding attendance by members of the Board at the annual meeting of stockholders, but we encourage all members of the Board to attend the meetings.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Except as set forth in our discussion above, none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Board Committees

Our Board of Directors has established the following three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board of Directors: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating Committee. From time to time, the Board of Directors may establish other committees.

Audit Committee

The Audit Committee is responsible for: (i) overseeing the corporate accounting and financial reporting practices; (ii) recommending the selection of our independent registered public accounting firm; (iii) reviewing the extent of non-audit services to be performed by the auditors; and (iv) reviewing the disclosures made in our periodic financial reports. The members of the Audit Committee are currently Messrs. Daqing Zhu, Jinjun Lu, Lianfu Liu, and Shiyu Zhang, each of whom is an independent director within the meaning of the rules of the NYSE and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board has determined that Mr. Zhu qualifies as an Audit Committee Financial Expert under applicable SEC Rules. The Chairman of the Audit Committee is Mr. Zhu. The Audit Committee held four meetings during the fiscal year ended June 30, 2020. The Audit Committee carries out its responsibilities in accordance with the terms of its Audit Committee Charter, a copy of which was attached as Annex A to our Definitive Proxy Statement on Schedule 14A for our 2010 Annual Meeting, filed with the SEC on October 28, 2010, and is also available on our website at www.cgagri.com.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of executive officers and other significant employees and administers our stock and incentive plans. The members of the Compensation Committee are Messrs. Jinjun Lu, Lianfu Liu, Daqing Zhu and Shiyu Zhang. The Chairman of the Compensation Committee is Mr. Lu. The Compensation Committee held one meeting during the fiscal year ended June 30, 2020. Each of the members of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code. The Compensation Committee carries out its responsibilities pursuant to a written charter, a copy of which was attached as Annex C to our Definitive Proxy Statement on Schedule 14A for our 2009 annual meeting, filed with the SEC on October 28, 2009, and is also available on our website at www.cgagri.com.

Nominating Committee

The Nominating Committee identifies and nominates candidates to serve on our Board. The members of the Nominating Committee are Messrs. Jinjun Lu, Lianfu Liu, Daqing Zhu and Shiyu Zhang. The Chairman of the Nominating Committee is Mr. Liu. The Nominating Committee held one meeting during the fiscal year ended June 30, 2020. A copy of our Nominating Committee Charter was attached as Annex B to our Definitive Proxy Statement on Schedule 14A for our 2010 annual meeting, filed with the SEC on October 28, 2010, and is also available on our website at www.cgagri.com. See “Director Nominations” below for the procedures for the nomination of directors.

Board Leadership Structure and Board’s Role in the Oversight of Risk Management

Our Board believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers in the best interests of our company at any given point in time. Due to Mr. Li and his family’s influence in the industry, our Board has determined that the most effective leadership structure for our company is for Mr. Li to serve as both our Chairman and Chief Executive Officer. Our Board benefits from the Chairman having direct knowledge of the operations of, and opportunities and challenges facing, our business on a regular and company-wide basis. Mr. Li’s combined role as Chairman and Chief Executive Officer fosters greater communication between the Board and management and provides unified leadership for carrying out our company’s strategic initiatives and business plans.

To counterbalance the potential for ineffective Board oversight, we have adopted a governance structure that includes: (i) a designated lead independent director; (ii) annual elections of directors by most votes cast at the annual meeting of shareholders; (iii) committees composed entirely of independent directors; and (iv) established corporate governance and ethics guidelines. Our Board appointed Mr. Daqing Zhu to serve as the Board’s lead independent director. The lead independent director acts as an intermediary between the Board and senior management. Among other things, the lead independent director is responsible for facilitating communication among directors and between the Board and the Chief Executive Officer, working with the Chief Executive Officer to provide an appropriate information flow to the Board, and chairing executive sessions of the independent directors. Executive sessions of our independent directors occur following regularly scheduled quarterly audit committee meetings, and at such other times as the independent directors deem appropriate. However, the Board recognizes that circumstances may change over time and as they do, changes to the leadership structure may be warranted.

The Board has an active role, directly and through its committees, in the oversight of our risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operations of our businesses and the implementation of our strategic plan, including our risk mitigation efforts.

In accordance with corporate governance standards of the NYSE, the Audit Committee charter assigns to that committee the responsibility to review our policies and practices with respect to risk assessment and risk management, including major financial risk exposures, and the steps management has taken to monitor and control such exposures. Additionally, each of the Board’s committees also oversees the management of our risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating Committee oversees our compliance policies, Code of Conduct, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. In this manner, the Board can coordinate its risk oversight.

Director Nominations

The Nominating Committee recommends director candidates and will consider for such recommendation director candidates proposed by management, other directors and stockholders. All director candidates will be evaluated based on the criteria identified below, regardless of the identity of the individual or the entity or person who proposed the director candidate.

The selection of director nominees includes consideration of factors deemed appropriate by the Corporate Governance and Nominating Committee and the Board. We may engage a firm to assist in identifying, evaluating, and conducting due diligence on potential board nominees. Factors will include integrity, achievements, judgment, intelligence, personal character, any prior contact or relationship between a candidate and a current or former director or officer of our company, the interplay of the candidate’s relevant experience with the experience of other Board members, the willingness of the candidate to devote adequate time to Board duties and the likelihood that he or she will be willing and able to serve on the Board for a sustained period. The Corporate Governance and Nominating Committee will consider the candidate’s independence, as defined by the rules of the SEC and the NYSE. In connection with the selection, due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds, and experiences. Experience, knowledge, and skills to be represented on the Board include, among other considerations, financial expertise (including an “audit committee financial expert” within the meaning of the SEC’s rules), financing experience, related industry experience, strategic planning, business development, and community leadership.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees and officers, and the members of our Board of Directors, which was amended and restated in 2010. The Amended and Restated Code of Ethics (the “Code of Ethics”) is available on our website at www.cgagri.com. Printed copies are available upon request without charge. Any amendment to or waiver of the Code of Ethics will be disclosed on our website promptly following the date of such amendment or waiver.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines applicable to the management of our company, a copy of which is available on our website at www.cgagri.com. Printed copies are available upon request without charge.

Certain Relationships and Related Transactions

As of June 30, 2020, and June 30, 2019, the amount due to related parties was $4,212,407 and $3,641,945, respectively. As of June 30, 2020, and June 30, 2019, $990,500 and $1,019,200, respectively were amounts that Gufeng borrowed from a related party, Xi’an Techteam Science & Technology Industry (Group) Co. Ltd., a company controlled by Mr. Zhuoyu Li, Chairman and CEO of the Company, representing unsecured, non-interest-bearing loans that are due on demand. These loans are not subject to written agreements.

On July 1, 2018, Jinong signed an office rental agreement with Kingtone Information Technology Co., Ltd. (“Kingtone Information”), of which Mr. Zhuoyu Li, Chairman and CEO of the Company, served as Chairman. Pursuant to the rental agreement, Jinong rented 612 square meters (approximately 6,588 square feet) of office space from Kingtone Information. The rental agreement provides for a two-year term effective as of July 1, 2018 with monthly rent of RMB24,480 (approximately $3,464).

Procedures for Approval of Related Party Transactions

In November 2010, we adopted a written Related Party Transactions Policy (the “Policy”). According to the Policy, a “Related Party Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) are, were or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect “material” interest. The Policy’s definition of a “Related Party” is in line with the definition set forth in the instructions to Item 404(a) of Regulation S-K promulgated by the SEC.

Under the Policy, our Chief Financial Officer is responsible for determining whether a proposed transaction, as submitted by a Related Party is a Related Party Transaction that requires the consideration and discussion of the Audit Committee. The Audit Committee is responsible for evaluating and assessing a proposed transaction based on the facts and circumstances including those listed in the Policy, including comparing the terms of the proposed transaction and the terms available to unrelated third parties or to employees generally. The Policy states that the Audit Committee shall approve only those Related Party Transactions that are in, or are not inconsistent with, the best interests of our company and our stockholders. No member of the Audit Committee shall participate in any review, consideration, or approval of any Related Party Transaction in which he or she or any immediate family member directly or indirectly is involved.

If we become aware of a Related Party Transaction that has not been previously approved under the Policy, such transaction will be presented to the Audit Committee. A Related Party Transaction entered without pre-approval of the Audit Committee shall not be deemed to violate the Policy, or be invalid or unenforceable, so long as the transaction is brought to the Audit Committee as promptly as reasonably practical after it is entered and is subsequently ratified by the Audit Committee.

Family Relationships

There is no family relationship among any of our officers or directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers was involved in any legal proceedings during the last 10 years as described in Item 401(f) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are also required to furnish us with copies of all such reports. Based solely on our review of the reports received by us, we believe that, during the year ended June 30, 2020, our directors, executive officers and holders of ten percent (10%) or more of our common stock complied with Section 16(a) filing requirements applicable to them.

Communications with the Board

Interested parties may communicate with any of our directors, our Board as a group, our independent directors as a group or any committees of the Board by sending an e-mail to the Board of Directors, at nonmgtdirectors@cgagri.com and indicating the intended recipient in the subject line, or by writing to Board of Directors, China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065. The Board has given secretary to the Board of Directors the discretion to distribute communications to the director or directors, after ascertaining whether the communications are appropriate to the duties and responsibilities of the Board. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be forwarded to the appropriate employee within our company. Solicitations, junk email and obviously frivolous or inappropriate communications will not be forwarded. You will receive a written acknowledgement from the Secretary to the Board upon receipt of your communication.

Audit Fees

The following are the fees billed to us by our auditors during fiscal years ended June 30, 2020 and 2019:

	Years Ended
	June 30,	June 30,
	2020	2019
Audit Fees	$273,000	$340,000
Audit related fees
Tax fees	—	—
All Other Fees	—	—
Total	$273,000	$340,000

Audit Fees

On April 19, 2017, Kabani & Company, Inc. resigned as independent registered public accounting firm for the Company. On April 20, 2017, the Company engaged KSP Group, Inc. (“KSP”) as the Company’s independent registered public accounting firm. The aggregate fees billed by KSP for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, for our Sarbanes-Oxley Act of 2002 compliance audit, and for services regarding statutory and regulatory filings or engagements were $340,000 for the fiscal years ended June 30, 2019.

On February 6, 2020, the Company dismissed KSP Group, Inc. as the independent registered public accounting firm of the Company. On February 6, 2020, the Company engaged Raul Carrega, CPA as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2020. The aggregate fees billed by Raul Carrega, CPA for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, for our Sarbanes-Oxley Act of 2002 compliance audit, and for services regarding statutory and regulatory filings or engagements were $43,000 for the fiscal years ended June 30, 2020.

On August 28, 2020, the Company dismissed Raul Carrega, CPA as the independent registered public accounting firm of the Company. On August 28, 2020, the Company engaged SS Accounting & Auditing, Inc. as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2020. The aggregate fees billed by SS Accounting & Auditing, Inc. for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, for our Sarbanes-Oxley Act of 2002 compliance audit, and for services regarding statutory and regulatory filings or engagements were $200,000 for the fiscal year ended June 30, 2020.

Audit-Related Fees

The aggregate fees billed by our principal accountants for audit-related services was $0 for the fiscal years ended June 30, 2020, and 2018, respectively.

Tax Fees

We did not engage our principal accountants to provide tax or related services during the last two fiscal years.

All Other Fees

We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by SS Accounting & Auditing, Inc. for our consolidated financial statements as of and for the year ended June 30, 2020.

Report of the Audit Committee

The Audit Committee of the Board is comprised of three non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Mr. Daqing Zhu, who served on the Audit Committee as of the date of the report of the Audit Committee, qualified as a financial expert within the meaning of Item 401(h) of SEC Regulation S-K. The Audit Committee assists the Board’s oversight of the integrity of our financial reports, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing our corporate accounting and financial reporting practices, recommending the selection of our independent registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in our periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K.

The Audit Committee: (1) reviewed and discussed the audited financial statements for the year ended June 30, 2020, with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, for filing with the SEC.

The foregoing report has been furnished on December 7th, 2020, by the members of the Audit Committee, being:

/s/ Daqing Zhu, Chairman of the Audit Committee
/s/ Jinjun Lu, member of the Audit Committee
/s/ Lianfu Liu, member of the Audit Committee

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the Audit Committee’s appointment of SS Accounting & Auditing Inc. as our independent registered public accounting firm for the 2021 fiscal year. SS was appointed as our independent registered public accounting firm in August 2020 by the Audit Committee. The members of the Audit Committee and the Board believe that the engagement of SS to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.

Although we are not required to seek stockholder ratification, we are doing so as a matter of good corporate governance. If the stockholders do not ratify the appointment of SS, the Audit Committee will reconsider its decision. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

We have invited a representative of SS to attend the annual meeting. If such a representative attend, he or she will be given the opportunity to make a statement if so desired and to respond to appropriate questions.

The Board of Directors unanimously recommends that you vote “FOR” the proposal.

PROPOSAL 3

APPROVAL OF THE STOCK ISSUANCE PROPOSAL

General

We plan to enter into a Share Purchase Agreement (the “Share Purchase Agreement”) with ten non-US investors (the “Purchasers”), giving them the right to purchase an aggregate of 13,142,857 shares of our common stock (“Issuable Shares”) at the price of $15 per share in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption provided by Rule 903 of Regulation S and Section 4(a)(2) of the Securities Act. The aggregate purchase price for the Issuable Shares is $197,142,855. A copy of the Share Purchase Agreement, yet to be entered into by the Company and the Purchasers, accompanies this proxy statement for shareholder review and approval.

Our common stock is listed on the New York Stock Exchange (“NYSE”) and, as a result, we are subject to certain NYSE listing rules and regulations. Section 312.03 (“NYSE Rule 312”) of the NYSE Listed Company Manual requires shareholder approval prior to any issuance or sale of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if the number of shares of common stock issued or issuable upon conversion equals or exceeds 20% of the number of shares of common stock outstanding prior to the issuance or if the number of votes entitled to be cast by such shares of common stock equals or exceeds 20% of the voting power outstanding prior to the issuance. Because the number of Issuable Shares exceeds the 20% threshold in NYSE Rule 312, the common stock issuable requires the approval of the Company’s stockholders. As a result, the fulfilment of the Share Purchase Agreement is conditioned on receiving an approval by the Company’s stockholders of the issuance of the Issuable Shares under NYSE Rule 312.

At this annual meeting, in accordance with NYSE Rule 312, you will be asked to consider and vote on a proposal to approve the issuance of shares of our common stock which will constitute an issuance of securities in excess of 20% of our outstanding common stock prior to the issuance of the Issuable Shares (the “Stock Issuance Proposal”).

Purpose of the Stock Issuance and Use of Proceeds

The purpose of the Stock Issuance Proposal is to approve the issuance to the Purchasers of our common stock in accordance with the Share Purchase Agreement. The proceeds from the original issuance of Issuable Shares are intended to be used for general corporate purposes and for expanding into blockchain applications including crypto currency mining.

Consequences if the Stock Issuance Proposal is Approved

In the event that Company stockholders approve the Issuance Proposal to issue shares of our common stock to the Purchasers, 13,142,857 shares of our common stock will be issued pursuant to the terms of the Share Purchase Agreement, increasing the Purchasers’ aggregate beneficial ownership percentage of the Company’s outstanding common stock to approximately 60.76%, as compared to 0% as of the date of this proxy statement and increasing the Purchasers’ aggregate percentage of total voting power of the Company’s capital stock to 60.76% as compared to 0% as of the date of this proxy statement. As a result of any such issuance, existing Company stockholders will incur dilution to their voting interests and will own a smaller percentage of our outstanding common stock.

Consequences if the Stock Issuance Proposal is Not Approved

In the event that Company stockholders do not approve the Stock Issuance Proposal, no new common shares will be issued pursuant to the Share Purchase Agreement, no change will occur to the beneficial ownership of the Company’s outstanding common stock as of the date of this proxy statement as a result of the Share Purchase Agreement, and the Share Purchase Agreement will not close.

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the Stock Issuance Proposal.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF SAY ON PAY VOTING

Every three years our stockholders are given the opportunity to vote at the Annual Meeting on an advisory resolution regarding the compensation of our named executive officers (“say-on-pay”). Applicable securities laws also require that, at least once every six years, stockholders be given the opportunity to vote on an advisory resolution regarding the frequency of future say-on-pay votes. Stockholders may vote to recommend that future “say-on-pay” votes be held every year, every two years or every three years. The Board currently believes that future “say-on-pay” votes should occur every three years. The Board believes that holding a “say-on-pay” vote every three years offers the closest alignment with the Company’s approach to executive compensation and its underlying philosophy that seek to enhance the long-term growth of the Company and to attract, retain and motivate our executive officers over the long term. The Board believes a three-year cycle for the advisory vote on executive compensation will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with the Company’s business and results of operations. It will also minimize the administrative, compliance and other corporate expenses associated with holding “say-on-pay” votes more frequently (e.g., every year or every two years).

Because the vote on this proposal is advisory in nature, it will not be binding on the Board. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof), create or imply any change to our fiduciary duties or those of our Board (or any committee thereof), or create or imply any additional fiduciary duties for us or our Board (or any committee thereof). However, our Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote along with other factors when making its decision about the frequency of future “say-on-pay” votes.

This proposal is being submitted to enable stockholders to express a preference as to whether future “say-on-pay” votes should be held every year, every two years or every three years. The selection that receives a plurality of affirmative votes will be considered the preference of the stockholders. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast.

Recommendation

The Board of Directors unanimously recommends that you vote “3 Years” with respect to how frequently a non- binding shareholder vote on the compensation of our named executives should occur.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at next year’s annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by December 31, 2021, and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act. If a stockholder intends to submit a proposal at next year’s annual meeting of stockholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than February 15, 2022, in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act. As to all such matters which we do not have notice on or prior to, February 15, 2022 discretionary authority shall be granted to the persons designated in our proxy related to the annual meeting of stockholders for the fiscal year ended June 30, 2021 to vote on such proposal.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, including the financial statements and schedules thereto. Requests for copies of such report should be directed to Mr Zhuoyu Li, China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China, 710065, +86-29-88266368.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than as described herein. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the person voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented at the Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

July 14, 2021	By Order of the Board of Directors

/s/ Zhuoyu Li
Zhuoyu Li, Chairman of the Board

Exhibit A

CHINA GREEN AGRICULTURE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

annual meeting OF STOCKHOLDERS –august 30, 2021 at 10:00 AM local Time

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of China Green Agriculture, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Mr. Zhuoyu Li proxy, with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of China Green Agriculture, Inc., a Nevada corporation (the “Company”), to be held on August 30, 2021, at 10:00 a.m., local Time, at Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

INTERNET:	http://cstproxy.com/cgagri/2021

PHONE:	1-888-221-0691

â   Please ensure you fold then detach and retain this portion of this Proxy    â

ANNUAL MEETING OF THE STOCKHOLDERS OF CHINA GREEN AGRICULTURE, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Zhuoyu Li				☐ ☐ ☐
	Jian Huang Xiaolai Li Shiyu Zhang				☐ ☐ ☐	Control ID:
	Daqing Zhu				☐	REQUEST ID:
	Lianfu Liu				☐
	Jinjun Lu				☐

Proposal 2 Ratification of Auditors	For Against Abstain ☐ ☐ ☐
Proposal 3 Approval of Stock Issuance	For Against Abstain ☐ ☐ ☐

Proposal 4 Frequency of a Non-Binding Shareholder Vote on the Compensation of Our Named Executives	1 Year 2 Years 3 Years ☐ ☐ ☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL DIRECTORS ON PROPOSAL ONE, VOTE “FOR” PROPOSALS TWO, THREE AND FOUR AND “3 YEARS” ON PROPOSAL 4

MARK HERE FOR ADDRESS CHANGE: New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

Exhibit B

CHINA GREEN AGRICULTURE, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Annual Meeting of Stockholders

DATE:	August 30, 2021
TIME:	10:00 A.m. Local Time
LOCATION:	Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-888-221-0691	INTERNET: http://www.cstproxy.com/cgagri/2021 and follow the on-screen instructions.	EMAIL: proxy@continentalstock.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: http://www.cstproxy.com/cgagri/2021

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before August 20, 2021.

you may enter your voting instructions at http:// www.cstproxy.com/cgagri/2021 until 11:59 am eastern time august 28, 2021.

The purposes of this meeting are as follows:
1.	To elect seven persons to the board of directors of the company, each to serve until the next annual meeting of stockholders of the company or until such person shall resign, be removed or otherwise leave office;
2.	To ratify the appointment of SS Accounting & Auditing, Inc. as independent registered public accountants;
3.	To approve an issuance of shares of our common Stock, as required by the rules of the nyse;
4.	To approve, on an advisory basis, the frequency of votes on executive compensation;
5.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on july 30, 2021 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock they held on that date at the meeting or any postponement or adjournment of the meeting.

Please note - This is not a Proxy Card - you cannot vote by returning this card

China Green Agriculture, Inc. c/o Continental Proxy Services 1 State Street New York, NY	FIRST-CLASS MAIL US POSTAGE PAID PERMIT #

Time Sensitive stockholder information enclosed

IMPORTANT STOCKHOLDER INFORMATION

your vote is important

CHINA GREEN AGRICULTURE, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

China Green
Agriculture, Inc.

3rd Floor, Borough A, Block A, No. 181
South Taibai Road, Xi’an, Shaanxi Province
People’s Republic of China 710065

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

to be held on
August 30, 2021

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The Fiscal Year 2020 Annual Meeting of Shareholders of China Green Agriculture, Inc. will be held at Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China, on the 30th of August 2021 at 10:00 AM (Local Time).

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors seven persons nominated by the Board of Directors;
(2)	To consider and act upon a proposal to ratify the appointment of SS Accounting & Auditing, Inc. as the Company’s independent registered public accounting firm for the 2021 Fiscal Year, ending June 30, 2021;
(3)	To approve an issuance of shares of our Common Stock, as required by the rules of the NYSE;
(4)	To approve, on an advisory basis, the frequency of votes on executive compensation;
(5)	To address such other businesses or matters as may properly come before the Fiscal Year 2021 annual meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, “FOR” Proposals 2 and 3, and “3 Years” in Proposal 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:

http://www.cstproxy.com/cgagri/2021